2017 Annual Meeting June 8, 2017

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the securities laws. All statements, other than statements of historical fact, included in this presentation that address activities, events, or developments that Black Stone Minerals, L.P. (“Black Stone Minerals,” “Black Stone,” “the Partnership,” or “BSM”) expects, believes, or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on certain assumptions made by Black Stone Minerals based on management’s expectations and perception of historical trends, current conditions, anticipated future developments, and other factors believed to be appropriate. Although Black Stone Minerals believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Black Stone Minerals cannot give assurance that it will achieve or accomplish these expectations, beliefs, or intentions. Such statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of Black Stone Minerals, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the “Risk Factors” and “Forward-Looking Statements” sections of the filings Black Stone Minerals has made with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q, as well as risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute our business plan, impact of compliance with legislation and regulations, successful results from our operators’ identified drilling locations, our operators’ ability to efficiently develop and exploit the current reserves on our properties, our ability to acquire additional mineral interests, and other important factors that could cause actual results to differ materially from those projected. When considering the forward-looking statements, you should keep in mind the risk factors and other cautionary statements in filings Black Stone Minerals has made with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made, and Black Stone Minerals undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements attributable to Black Stone Minerals are qualified in their entirety by this cautionary statement.

Black Stone Minerals at a Glance Black Stone Minerals, L.P. is the largest publicly traded yield vehicle focused on oil and gas mineral and royalty interests in the U.S. Over 18 million mineral and royalty acres with interests in over 40 states and 60 producing basins Ideal asset profile for MLP investors Upstream oil & gas exposure without the associated drilling capital or operating expense Low leverage Cost-free growth through development drilling and new discoveries on existing assets Headquarters……………… …... Houston, TX Inside ownership………………. >20% Qtrly common distribution1…... $0.3125 / unit Current annual yield1................. 7.7% Production (1Q17)...................... 35.6 MBoe/d Proved reserves (YE 2016)……. 63.4 MMBoe 1) Assumes the scheduled MQD for 2Q17; yield assumes MQD is annualized and uses a unit price of $16.23 on June 2, 2017

Investment Highlights Growth potential from world class asset base Size and scale through over 18 million mineral and royalty acres Diverse footprint exposes us to both established and emerging plays Haynesville/Bossier play and Permian Basin expected to drive near-term growth Durable competitive advantage; would be difficult to replicate the Partnership’s positions Low capital intensity = lower-risk cash flow No CAPEX or operating cost requirements on mineral and royalty assets No cost to generate working interest inventory as it is embedded in the acreage Unique structure delivers stability and growth Increasing MQD delivers annual common distribution growth of 9% through 1Q19 Almost half of all units are subordinated to common, which have priority on distributions Subordinated unit conversion ratio allows flexibility to enable growing distributions beyond conversion Significant liquidity and strong financial position Secured credit facility with borrowing base of $550 million; $388 million drawn at end of 1Q17 TTM leverage ratio of 1.4x as of March 31, 2017

Large, Diversified Portfolio of Assets Over the last four decades, BSM has built a high-quality, diverse footprint that is exposed to most major plays Permian Basin (Wolfcamp Spraberry Bone Spring) Haynesville / Bossier Shales Eagle Ford Shale Bakken / Three Forks Marcellus / Utica SCOOP / STACK - Counties in which BSM has an interest - BSM acreage Niobrara/Codell

Managing the Mineral and Royalty Assets Demonstrated ability to attract activity to BSM mineral and royalty (M&R) interests Recent M&R Volumes vs. Rig Count Derive working interest value from Black Stone’s core M&R assets Black Stone Minerals leverages its mineral position to create optionality with non-operated working interests, which can then be harvested when they reach sufficient size and scale BSM generates recurring lease bonus as E&Ps search for new opportunities; this is because all assets, including undeveloped assets, are held inside of BSM, resulting in cost-free drop downs BSM Lease Bonus Multiple levers available to incentivize operators to maintain/accelerate activity or test new prospects even in periods of lower industry activity

Long History of Acquisitions

2017 Year-to-Date Activity

- In Delaware Basin, BSM has acquired assets for ~$31 million in cash and ~$12 million in equity
- In East Texas, the Partnership has agreed to acquire assets focused on the Haynesville & Bossier Shales for ~$29 million in cash and approximately ~$44 million in equity
- Proved thesis that public equity is a competitive advantage in acquisitions; provides sellers with a more diversified mineral position and tax benefits

Acquisitions by Year[1]



Equity
Cash
$160
$140
$120
$100
$80
$60
$40
$20
$-
($ in millions)
$55.8
$59.8
2012
2013
2014
2015
2016
2017YTD

Scalable Infrastructure for Future Acquisitions

Business Development: Reviewed hundreds of third-party acquisitions since the beginning of 2012, with more than $500 million of transactions completed/entered into; nearly $2 billion of acquisitions since inception

Engineering/Geology: In-house engineering and geology functions ensure informed investment decisions

Land: Significant expertise in lease negotiations

Legal: Experience in nearly every jurisdiction throughout the continental United States' producing regions

Accounting: Minimal incremental personnel and infrastructure needed for future acquisitions, regardless of size

1) Represents acquisitions purchased by Black Stone Minerals and its predecessor affiliates

BLACK STONE MINERALS, L.P.

7

Shelby Trough Case Study: Creating Additional Value

- **In 2014, BSM owned ~75,000 net mineral acres in southern Shelby Trough of Haynesville/Bossier play**
  - Very high quality rock
  - Prospective for both Haynesville and Bossier
  - Significantly overpressured (.85 - .90 psi/ft)
  - Relatively undeveloped compared to central Shelby Trough
- **Majority of BSM's Shelby Trough acreage in San Augustine County under lease to XTO**
- **BSM negotiated a series of incentive development agreements with XTO to increase drilling activity to at least 10 wells per year, focused on a ~17,000 acre position**
- **Since late 2015, XTO has drilled 20 wells under those agreements, targeting both Haynesville and Bossier**
- **Through the program, BSM had early insight into significant improvements in well performance, cost and economics**



Nacogdoches
XTO Development Area
TEXAS
San Augustine
Angelina
Polk
Shelby Trough
Shelby Trough Outline
BSM Legacy Minerals & NPRI

BLACK STONE MINERALS, L.P.
8

Shelby Trough Case Study: Expanding the Core

- In late 2015, BSM was able to attract a major oil and gas company to its leasehold and minerals acreage in northern Angelina County and entered into a development agreement on a ~10,000 acre block
- Upon the success achieved there, the Partnership began actively acquiring additional mineral acreage in the Shelby Trough in 2016
- To date, BSM has increased its position there by ~25,000 net acres, bring total exposure in Shelby Trough to ~100,000 net acres
- Concurrently, BSM and its partner agreed to expand the scope of its agreement to include a substantially larger area, effectively putting an additional 72,000 net acres under development agreements
- Combined with the initial ~17,000 net acres with XTO, total acreage under development is now at ~89,000 net acres



Nacogdoches
XTO Development Area
TEXAS
New Development Area
San Augustine
Angelina
Polk
Shelby Trough
Shelby Trough Outline
Recently Acquired Minerals
BSM Legacy Minerals & NPRI
Miles

Black Stone's deep technical knowledge and strong producer relationships drive the ability to add meaningful value across existing and acquired minerals positions

BLACK STONE MINERALS, L.P.
9

Strong Start to 2017 Solid performance across all metrics in the first quarter of 2017 Costs are trending in-line or better than guidance Well additions are averaging levels seen back in 2015 Monthly Gross Well Additions Production expected to grow 14% at mid-point of 2017 production guidance Working interest capital forecasted to decline ~25% in 2017 Recently announced farmout covers 80% of BSM’s working interest in XTO-operated properties in the Haynesville/Bossier play in San Augustine County for wells spud after January 1, 2017 Annual working interest capital in East Texas Haynesville/Bossier expected to range between $10-$15 million going forward Average Annual Production

Solid Financial Position Black Stone Minerals has consistently adhered to maintaining a conservative capital structure Senior credit facility is BSM’s only debt Borrowing base increased by 10% to $550 million following most recent redetermination Pro forma liquidity in excess of $170 million available at end of the first quarter TTM leverage ratio of 1.4x as of March 31, 2017 Hedging program supports balance sheet and provides stability to cash flows ~80% of 2017 natural gas production hedged at ~$3.10/Mcf ~70% of 2017 oil production hedged at ~$54/bbl Philosophy is to hedge significant portion of PDP production

Long-Term Outlook

Long-Term Production Outlook Assumptions The following production and distribution growth scenarios are based on management’s current views of current and expected future operator activity across Black Stone’s mineral and working interest properties. Such views are subject to change due to myriad factors including, but not limited to, movements in commodity prices, well performance, availability of capital, and general market conditions. Base case commodity prices are based on the forward strip for WTI crude oil and Henry Hub natural gas as of May 31, 2017 The Upside Price Sensitivity Case assumes $65 WTI and $3.50 HH prices held flat from 2019 forward Production volumes in identified resource plays are based on expected operator activity and production type curves as estimated by management based on historical well results Production from other plays based on historical production trends plus identified new drilling programs Projections do not assume any unidentified acquisitions

Long-Term Production Outlook Total production is expected to increase over time while the production mix shifts dramatically away from working interest volumes Higher value royalty volumes are expected to substantially replace decline in working interest volumes Growth in production is expected in the Haynesville, Permian, and other conventional and less well known plays across BSM’s diverse mineral footprint 1) Base Case forecast

Production Mix Outlook Production Type1 Commodity Type1 The combination of the 2017 working interest farm-out and strong growth in royalty volumes shifts the production mix over time, while the commodity mix is expected to increase its weighting to natural gas 1) Base Case forecast

Company Performance Since IPO Relative to expectations at the time of the IPO: Production is up, though more weighted to gas and to working interest volumes Dramatically lower commodity prices more than offset the production gains and led to a cut in subordinated distributions in early 2016 Historical Prices in charts based on CME Settles

Subordinated Conversion Mechanics Automatic Conversion Optional Conversion 1:1 Conversion if BSM earns and pays $1.35 per unit on all common and subordinated units for the four-quarter period ending March 31, 2019, or any four-quarter period thereafter Board may elect to “force” conversion on or after March 31, 2019 if automatic conversion has not occurred Conversion ratio Conversion ratio is based on NTM forecasted distributions to subordinated units if lower than actual LTM distributions paid Optional conversion may be deferred at Board’s election   Distributions Paid to Subs Over Previous Four Quarters MQD Amount for Previous Four Quarters Management and the Board are committed to long term distribution growth, which will be a factor in determining the conversion rate for the subordinated units Subordinated unit conversion mechanics:

Post-Conversion Distribution Growth Management's current outlook (before acquisitions) supports a distribution growth rate of approximately 4% per year after conversion while converting almost 70% of the sub units Any shortfall in Management’s current projections could be absorbed by the subordinated conversion ratio while maintaining a similar post-conversion distribution growth rate Outperformance through commodity price recovery or better than anticipated production growth could lead to higher conversion rates and/or higher distribution growth rates (graph on right) WTI $49.80 $49.06 $48.89 $49.32 $50.21 HH $3.20 $3.03 $2.84 $2.82 $2.87 WTI $49.80 $49.06 $65.00 $65.00 $65.00 HH $3.20 $3.03 $3.50 $3.50 $3.50

Discussion Materials: Subordinated Unit Conversion

Subordination Background / Rationale The subordinated units (“subs”) were put in place as the primary mechanism to minimize dilution to the legacy holders at the time of the IPO The underwriters would have priced the IPO at an estimated 7.5% yield (equivalent to a $14.00 offer price) without the common unitholder protections in place Black Stone’s IPO priced at $19.00 per unit, or a 5.5% yield, on May 1, 2015 Goal: minimize “locked-in” dilution to Legacy Holders; Management viewed approximately 4 percentage points of ownership at risk from subordination Ownership Profile at IPO Without Subs (Estimated) With Subs (Actual) Legacy Ownership: 88% Legacy Ownership: 84%

Current Situation Reduced cash flows relative to IPO expectations have brought the subs’ protective mechanisms into play Subordinated distribution reduced to $0.735/unit annually (64% of the $1.15/unit MQD to common unitholders as of 1Q’17); level of sub distributions revisited every quarter with Board Management and Board released public statement in February 2017 that subs may convert at less than 1:1 if necessary to promote the common distribution growth rate Full conversion could make distribution levels unsustainable post conversion Common holders are aware of this and concerned about intentions with regard to conversion levels; impact to valuation will become more pronounced as we move closer to conversion date Impact to Legacy Holders of lower common distribution (and consequently lower valuation) post-conversion is likely worse than limited value loss of less than 1:1 conversion Public common and legacy subordinated unitholders actually more aligned around conversion in terms of total value

Impact of Conversion on Legacy Holders Because of the relatively small percentage of the company sold to third party investors, most of the value loss to Legacy Holders from converting at less than 1:1 is recaptured through the Legacy common position Assumes Black Stone issues 8.1 million common units between IPO and conversion (illustrative only) Assumes $270 million of distributable cash flow in year after conversion and a 1.05 coverage ratio (illustrative only) Under these assumptions Legacy Holders are diluted by approximately three percentage points at a 66% conversion ratio Total cash distributions to Legacy Holders are down approximately 3% but remain higher than the hypothetical IPO case without subordination Reasonable yield enhancements driven by the improved growth profile post conversion (or by preventing a distribution cut) creates higher value for Legacy Holders despite less than 1:1 conversion 1 2